Premises and equipment	12 Months Ended
Mar. 31, 2011
Premises and equipment

8. Premises and equipment

Premises and equipment at March 31, 2010 and 2011 consist of the following:

	2010	2011
	(in millions of yen)
Land	242,056	266,827
Buildings	675,630	710,226
Equipment and furniture	461,359	466,667
Leasehold improvements	90,004	88,107
Construction in progress	22,421	28,777
Software	645,321	683,514

Total	2,136,791	2,244,118
Less: Accumulated depreciation and amortization	1,088,874	1,129,914

Premises and equipment—net	1,047,917	1,114,204

Depreciation and amortization expense for premises and equipment for the fiscal years ended March 31, 2009, 2010 and 2011 was ¥146,191 million, ¥156,393 million and ¥162,128 million, respectively.

Premises and equipment under capital leases, which is primarily comprised of data processing equipment, amounted to ¥46,022 million and ¥47,074 million at March 31, 2010 and 2011, respectively. Accumulated depreciation and amortization on such premises and equipment at March 31, 2010 and 2011 amounted to ¥33,962 million and ¥28,954 million, respectively.

The MHFG Group recognized impairment losses of ¥9,299 million on premises and equipment for the fiscal year ended March 31, 2009, of which ¥7,703 million was recorded in General and administrative expenses and ¥1,596 million was recorded in Occupancy expenses. Such losses included ¥9,211 million of impairment losses on software and related server equipment recognized in the Global Retail Group due to the discontinuance of development of a next generation mainframe computer system of certain domestic consolidated subsidiary.